UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(AMENDMENT NO. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SUTRO BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUTRO BIOPHARMA, INC.

111 Oyster Point Boulevard

South San Francisco, California, 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 8, 2023

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Sutro Biopharma, Inc. will be held via a virtual meeting. You will be able to participate in the 2023 Annual Meeting and vote during the 2023 Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/STRO2023 on Thursday, June 8, 2023 at 12:00 p.m. (Pacific Time). We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To elect three Class II directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting.
4.
To approve the amendment and restatement of our amended and restated certificate of incorporation to permit the exculpation of our officers from personal liability for certain breaches of the duty of care.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 20, 2023 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about April 28, 2023.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders through our investor relations website at https://ir.sutrobio.com/contact-ir.

Your vote as a Sutro Biopharma, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact our Vice President, Finance, Regina Cheng at (650) 676-4686 or rcheng@sutrobio.com or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, LLC by email through their website at https://www.astfinancial.com or by phone at (800) 937-5449. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.

By Order of the Board of Directors,

William J. Newell
Chief Executive Officer

South San Francisco, California

April 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on June 8, 2023: the Proxy Statement and our 2022 Annual Report on Form 10-K are available at http://ir.sutrobio.com. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

SUTRO BIOPHARMA, INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

SUTRO BIOPHARMA, INC.

111 Oyster Point Boulevard

South San Francisco, California, 94080

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

April 28, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Sutro Biopharma, Inc. (Sutro Biopharma or the Company) for use at Sutro Biopharma’s 2023 Annual Meeting of Stockholders (Annual Meeting) to be held via a virtual meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/STRO2023 on Thursday, June 8, 2023 at 12:00 p.m. (Pacific Time), and any adjournment or postponement thereof. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting. We are making this proxy statement, the accompanying form of proxy and our Annual Report on Form 10‑K for the year ended December 31, 2022 first available to stockholders on or about April 28, 2023. An electronic copy of this proxy statement and Annual Report on Form 10‑K are available at http://ir.sutrobio.com.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies to each stockholder. On or about April 28, 2023, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 20, 2023, the record date, will be entitled to vote at the meeting. At the close of business on April 20, 2023, 60,191,880 shares of common stock were outstanding and entitled to vote.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote online at the virtual meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 20, 2023, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 20, 2023, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 20, 2023, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one, two, three or all of the nominees or “WITHHOLD” your vote with respect to one, two, three or all of the nominees. A “WITHHOLD” will have the same effect as an abstention. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter. Approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter. Approval of the amendment and restatement of the Certificate of Incorporation, requires the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of common stock. Shares that are voted “abstain” are treated as the same as voting “against” this proposal.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). At this meeting, only the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, is considered a routine matter. The other proposals presented at the meeting are non-routine matters. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP, but will have the effect of an “against” vote for the proposal to approve the Amended and Restated Certificate of Incorporation. Abstentions are voted neither “for” nor “against” a matter, and, therefore, will have no effect on the outcome of will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP, but will have the effect of an “against” vote for the proposal to approve the Amended and Restated Certificate of Incorporation. Abstentions will also be counted in the determination of a quorum.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class II directors named in this proxy statement (Proposal 1); FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2); FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 3); and FOR the approval of the amendment and restatement of our Certificate of Incorporation (Proposal 4).

None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

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vote online at the Annual Meeting – attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/STRO2023. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;
•
vote through the internet or by telephone – in order to do so, please follow the instructions shown on your proxy card; or
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vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 7, 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may withhold your vote from any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

If your shares are held in an account with a brokerage firm, bank or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in street name will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

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delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
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signing and delivering a proxy bearing a later date;
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voting again through the internet or by telephone; or
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attending and voting online at the meeting by following the instructions posted at www.virtualshareholdermeeting.com/STRO2023 (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

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view our proxy materials for the meeting through the Internet;
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instruct us to mail paper copies of our future proxy materials to you; and
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instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board Committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at https://ir.sutrobio.com/corporate-governance/governance-overview.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals (William J. Newell and Connie Matsui, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Any changes to the leadership structure of our Board of Directors, if made, will be promptly disclosed on the investor relations section of our website and in our proxy materials. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at regular quarterly Board of Director meetings, and at ad hoc meetings when deemed appropriate, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board Committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal controls over financial reporting, disclosure controls and procedures, and information security. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk and environmental, social and governance, or ESG, concerns. The Science and Technology Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to our research and development and platform programs.

Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, employees, service providers, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our Company plays a part in managing these risks, oversight responsibility is shared by our Board of Directors, our Audit Committee, and management. Our information technology team provides regular cybersecurity updates in the form of written reports and presentations to our Audit Committee. Additionally, we leverage industry standard frameworks to drive strategic direction and maturity improvement. We also engage third-party security experts for risk assessments and program enhancements and maintain information security risk insurance coverage.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director”. Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board Committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Connie Matsui, Michael Dybbs, John Freund, Heidi Hunter, Joseph Lobacki, James Panek, Daniel Petree, and Jon Wigginton representing eight of our nine incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Board of Directors and Committee Self-Evaluations

Our Board of Directors is committed to a robust self-evaluation process designed for continuous improvement. To achieve this, our Board of Directors conducts an annual self-evaluation for itself and its committees. As part of this process, each member of the Board of Directors completes a survey to provide feedback on the processes, structure, composition and effectiveness of the Board of the Directors. The survey is a detailed written questionnaire designed to help the Board of Directors assess the performance of the Board of Directors and its committees, their own individual performance and the individual performances of fellow directors. The feedback received is shared first with the Nominating and Corporate Governance Committee, and then made available to the individual directors and the full Board of Directors.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Science and Technology Committee, each of which has the composition and responsibilities described below. Members serve on these Committees until their resignation or until otherwise determined by our Board of Directors. Each of these Committees has a written charter, copies of which are available without charge on the investor relations section of our website at https://ir.sutrobio.com/corporate-governance/governance-overview.

Audit Committee

Our Audit Committee is composed of Ms. Hunter, Dr. Freund, and Mr. Lobacki. Ms. Hunter is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Hunter is an “Audit Committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

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selecting and hiring our independent registered public accounting firm;
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the qualifications, independence and performance of our independent auditors;
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the preparation of the Audit Committee report to be included in our annual proxy statement;
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our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;

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our controls and procedures for mitigating cybersecurity and other information technology risks, including our plans to respond to data breaches; and
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reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is composed of Mr. Lobacki, Mr. Petree, and Dr. Wigginton. Mr. Lobacki is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

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evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
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evaluating and providing input for non-employee director compensation arrangements for approval by our Board of Directors;
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providing oversight for our cash-based and equity-based compensation plans;
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succession planning for executive officers of the Company other than the Chief Executive Officer; and
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compliance with regulatory requirements associated with the compensation of directors, officers and employees.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engaged an independent executive compensation consulting firm, Frederic W. Cook & Co., Inc., or FW Cook, to evaluate our executive compensation and Board of Directors compensation program and practices and to provide advice and ongoing assistance on these matters for the fiscal year ended December 31, 2022. Specifically, FW Cook was engaged to:

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provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
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review and assess our current Board of Directors, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;
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review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and
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review market practices regarding base salary, bonus and equity programs.

Representatives of FW Cook met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2022, FW Cook worked with the Compensation Committee to assist the Committee in satisfying its responsibilities and undertook no projects for management without the Committee’s prior approval. The Compensation Committee has determined that none of the work performed by FW Cook during the fiscal year ended December 31, 2022 raised any conflict of interest.

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Ms. Matsui, Mr. Panek and Mr. Petree. Ms. Matsui is the Chair of our Nominating and Governance Committee. Our Nominating and Governance Committee is responsible for, among other things:

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identifying, considering and recommending candidates for membership on our Board of Directors;
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overseeing the process of evaluating the performance of our Board of Directors;
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succession planning for the Chief Executive Officer;
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our compliance with legal and regulatory requirements; and

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advising our Board of Directors on other corporate governance matters, including matters related to environmental, social, and governance concerns.

Science and Technology Committee

Our Science and Technology Committee is composed of Dr. Wigginton, Dr. Dybbs, Ms. Hunter and Mr. Panek. Dr. Wigginton is the Chair of our Science and Technology Committee. Our Science and Technology Committee is responsible for, among other things:

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reviewing our overall scientific, research and development and platform strategy;
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overseeing our research and development and platform programs;
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reviewing external scientific research, discoveries and commercial developments, as appropriate; and
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evaluating our overall intellectual property strategies.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our code of business conduct, or waivers of these provisions, on our website or in public filings. The full text of our code of business conduct is posted on the investor relations section of our website at https://ir.sutrobio.com/corporate-governance/governance-overview.

Corporate Social Responsibility

We believe that corporate social responsibility (CSR) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our Board of Directors and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds.

Compensation Committee Interlocks and Insider Participation

During 2022, Mr. Lobacki, Mr. Petree, and Dr. Wigginton served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation or similar Committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2022.

Board and Committee Meetings and Attendance

The Board of Directors and its Committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors held six meetings including videoconference meetings; the Audit Committee held four meetings; the Compensation Committee held six meetings; the Science and Technology Committee held five meetings; and the Nominating and Governance Committee held four meetings. During 2022, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all Committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. All of our directors attended our 2022 annual meeting of stockholders, which was held virtually. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a Committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Sutro Biopharma, Inc.

c/o Corporate Secretary

111 Oyster Point Boulevard

South San Francisco, California, 94080

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of director candidates, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and Committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not yet adopted a specific policy regarding Board diversity, though we plan to comply with any applicable legal and listing requirements for director diversity.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our Amended and Restated Bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Amended and Restated Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Sutro Biopharma, Inc., 111 Oyster Point Boulevard, South San Francisco, California, 94080. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information regarding the nominee and proposing stockholder as specified in our Amended and Restated Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.” In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders to be held in 2024 and 2025, respectively. Our Nominating and Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Ms. Matsui, Mr. Newell and Mr. Panek, each an incumbent Class II director, for election as Class II directors at the Annual Meeting. At the recommendation of our Nominating and Governance Committee, our Board of Directors proposes that each of the Class II nominees be elected as a Class II director for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one, two, three or all of the nominees or “WITHHOLD” your vote with respect to one, two, three or all of the nominees. A “WITHHOLD” vote will have the same effect as an abstention. Shares represented by proxies will be voted “FOR” the election of each of the Class II nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of December 31, 2022 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
William J. Newell	65	Class II Director
Connie Matsui (1)	69	Class II Director
James Panek (1)(2)	70	Class II Director

(1) Member of our Nominating and Governance Committee

(2) Member of our Science and Technology Committee

William J. Newell has served as our Chief Executive Officer and a member of our Board of Directors since January 2009. Previously, he served as the President of Aerovance, Inc., a biotechnology company focused on respiratory diseases, from 2006 to 2007. Mr. Newell has also served as the Chief Business Officer and Senior Vice President at QLT Inc., in several senior management positions at Axys Pharmaceuticals, Inc., and has experience as a corporate lawyer. He currently serves on the boards of directors of Social Capital Suvretta Holdings Corp IV, Biotechnology Innovation Organization’s (BIO) Health Section, Emerging Company Section and is a member of BIO’s executive committee. He also serves on the board of directors of California Life Sciences (CLS) and is a member of CLS’s executive committee. Mr. Newell received an A.B. in Government from Dartmouth College and a J.D. from the University of Michigan Law School. We believe that Mr. Newell is qualified to serve on our Board of Directors because of his managerial experience with various biotechnology companies, including working with and serving in various executive positions in life sciences companies.

Connie Matsui has served as a member, and Chair, of our Board of Directors since June 2019 and brings over 18 years of general management experience in the biotechnology industry. From 2004 to 2009, Ms. Matsui served in various leadership positions at Biogen Idec, Inc., including as Executive Vice President, Knowledge and Innovation Networks and Executive Committee member. Prior to that, Ms. Matsui served in various leadership positions at IDEC Pharmaceuticals, a predecessor of Biogen Idec, including Senior Vice President; Collaboration Chair for the late-stage development and commercialization of rituximab (tradenames: Rituxan® and MabThera®) in partnership with Roche and Genentech; and Project Leader for Zevalin®, the first radioimmunotherapy approved by the U.S. FDA. Prior to entering the biotechnology industry, Ms. Matsui worked for Wells Fargo Bank in general management, marketing and human resources. Ms. Matsui currently serves on the boards of directors of Halozyme Therapeutics, Inc. and Artelo Biosciences, Inc., and has served on not-for-profit boards at the local, national and global level. Ms. Matsui received a B.A. and an M.B.A. from Stanford University. We believe that Ms. Matsui is qualified to serve on our Board of Directors because of her strong biotechnology managerial and commercial experience, including her expertise with biopharmaceutical product development, sales and marketing and strategy and operations.

James Panek has served as a member of our Board of Directors since January 2020. Since 2011, Mr. Panek has served as an Independent Consultant for various biopharmaceutical companies, and currently serves as Acting COO and Director for CHO Plus, a privately owned biotechnology company. From 2010 to 2011, Mr. Panek served as interim President, Chief Executive Officer and Principal Financial Officer at DiaDexus, Inc. From 2007 to 2010, Mr. Panek served as President, Chief Executive Officer and Principal Financial Officer for VaxGen, Inc., now a subsidiary of DiaDexus, Inc. From 2002 to 2006, Mr. Panek served as Senior and Executive Vice President of VaxGen, Inc., and Co-Chief Executive Officer and Chairman of the Board for Celltrion Inc., then a VaxGen manufacturing joint venture in Inchon, Korea. In his role with Celltrion, Mr. Panek was responsible for the development and FDA licensure of the first large scale biopharmaceutical manufacturing facility in Asia. From 1982 to 2001, Mr. Panek served in various capacities with Genentech, Inc., including Senior Vice President, Product Operations, and Vice President, Manufacturing, Engineering and Facilities, where he led the development of the world’s largest biotechnology manufacturing facility and was responsible for all operations involved in supplying products for preclinical, clinical, and commercial use. Prior to joining Genentech, Mr. Panek spent six years with Eli Lilly in a variety of engineering and development positions. Mr. Panek previously served on the boards of directors of DiaDexus, Inc., VaxGen, Inc. and Celltrion Inc. Mr. Panek received a B.S. and an M.S. in Chemical Engineering from the University of Michigan. We believe that Mr. Panek is qualified to serve on our Board of Directors due to his extensive experience in operations, engineering, manufacturing and process and product development.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of December 31, 2022 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Michael Dybbs, Ph.D.(1)	48	Class I Director
John G. Freund, M.D. (2)	69	Class I Director
Heidi Hunter(1)(2)	64	Class I Director
Jon Wigginton, M.D.(1)(3)	61	Class I Director
Joseph M. Lobacki (2)(3)	64	Class III Director
Daniel H. Petree (3)(4)	67	Class III Director

(1) Member of our Science and Technology Committee

(2) Member of our Audit Committee

(3) Member of our Compensation Committee

(4) Member of our Nominating and Governance Committee

Michael Dybbs, Ph.D., has served as a member of our Board of Directors since July 2018. Dr. Dybbs is currently a partner at Samsara BioCapital, where he has worked since March 2017. Prior to joining Samsara, Dr. Dybbs was a partner at New Leaf Venture Partners, where he worked from May 2009 until September 2016. Before joining New Leaf Venture Partners, L.L.C., Dr. Dybbs was a principal at the Boston Consulting Group. Dr. Dybbs currently serves on the boards of directors of Nkarta Therapeutics (NKTX) and several private companies. Dr. Dybbs previously served on the boards of directors of Versartis, Inc. and Dimension Therapeutics, Inc. Dr. Dybbs received an A.B. in biochemical sciences from Harvard College and a Ph.D. in molecular biology from University of California, Berkeley, where he was awarded a Howard Hughes Medical Institute fellowship. We believe that Dr. Dybbs is qualified to serve on our Board of Directors due to his experience in the life sciences industry and the venture capital industry, and his leadership and management experience.

John G. Freund, M.D., has served as a member of our Board of Directors since February 2014. Dr. Freund founded Skyline Ventures, a venture capital firm, in September 1997, where he served as a Managing Director beginning with its founding. Prior to founding Skyline, Dr. Freund served as Managing Director at Chancellor Capital Management, co-founded Intuitive Surgical, Inc., served in various positions at Acuson Corporation, most recently Executive Vice President, was a general partner at Morgan Stanley Venture Partners and co-founded the Healthcare Group in the Corporate Finance Department of Morgan Stanley. In 2016, Dr. Freund co-founded and was CEO of Arixa Pharmaceuticals, Inc. an antibiotic company, which was acquired by Pfizer in 2020. Dr. Freund currently serves on the boards of directors of Collegium Pharmaceutical, Inc., SI Bone, Inc. and fourteen U.S. registered investment funds managed by affiliates of Capital Group, Inc. Dr. Freund is a member of the Advisory Board for the Harvard Business School Healthcare Initiative. Dr. Freund previously served on the boards of directors of several publicly traded companies, including Proteon

Therapeutics, Inc. and XenoPort, Inc., where he was Chairman, Concert Pharmaceuticals, Inc., Tetraphase Pharmaceuticals, Inc., MAP Pharmaceuticals, Inc. and MAKO Surgical Corp. Dr. Freund received an A.B. in History from Harvard College, an M.D. from Harvard Medical School and an M.B.A. from Harvard Business School, where he was a Baker Scholar. We believe that Dr. Freund is qualified to serve on our Board of Directors because of his training as a physician and his extensive investment, business and board experience with public healthcare and biopharmaceutical companies.

Heidi Hunter has served as a member of our Board of Directors since November 2021. Ms. Hunter is the former President of Cardinal Health Specialty Solutions, a specialty healthcare business. Prior to Cardinal Health, Ms. Hunter served as Senior Vice President for UCB (Union Chimique Belge), a multinational biopharmaceutical company with a primary focus on neurology and immunology disorders from September 2015 to September 2020. Ms. Hunter also served as Senior Vice President and General Manager of Boehringer lngelheim, a pharmaceutical company, from 2011 to 2015. Prior to Boehringer lngelheim, Ms. Hunter held similar roles in sales and marketing at Ciba-Geigy (today part of Novartis) and Wyeth Pharmaceuticals LLC (today part of Pfizer) where she led their oncology business. Ms. Hunter also serves on the Board of Directors of Vicore Pharma Holding AB and is an advisory board member for MiGenTra. Ms. Hunter received a B.A in Economics from University of Michigan and a M.B.A. from University of Chicago - Booth School of Business. We believe that Ms. Hunter is qualified to serve on our Board of Directors because of her extensive biopharmaceutical managerial and commercial experience, including her expertise with clinical development, sales and marketing and strategy and operations.

Jon Wigginton, M.D., has served as a member of our Board of Directors since November 2020. Dr. Wigginton currently serves as President, Research and Development at Bright Peak Therapeutics. Most recently, he was Senior Advisor and Chairman of the SAB at Cullinan Oncology, Inc., having served previously as the Chief Medical Officer focused on developing oncology therapeutics, and as an advisor for MPM Capital, a healthcare investment firm from 2020 to 2021. From August 2013 to March 2020, Dr. Wigginton served as Senior Vice President, Clinical Development and Chief Medical Officer for MacroGenics, Inc., a clinical-stage biopharmaceutical company focused on discovering and developing innovative monoclonal antibody-based therapeutics. From 2008 to 2013, Dr. Wigginton served as the Therapeutic Area Head, Immuno-Oncology, Early Clinical Research and Executive Director, Discovery Medicine-Clinical Oncology at Bristol-Myers. From 2006 to 2008, Dr. Wigginton served as the Director of Clinical Oncology at Merck Research Laboratories. During his academic career, Dr. Wigginton has held several positions at the National Cancer Institute Center for Cancer Research, including Head of Investigational Biologics Section, Pediatric Oncology Branch. Dr. Wigginton previously served as President and as a member of the Board of directors of the Society for Immunotherapy of Cancer (non-profit). Dr. Wigginton received an M.D. and B.S. in Biology from the University of Michigan. We believe that Dr. Wigginton is qualified to serve on our Board of Directors because of his training as a physician and his extensive experience with clinical development and public healthcare and biopharmaceutical companies.

Joseph M. Lobacki has served as a member of our Board of Directors since February 2017. Mr. Lobacki is currently CEO of Artax, a private biopharmaceutical company developing treatments for autoimmune and inflammatory diseases focused on modulating the T-Cell Receptor response to antigen stimulation. Previously, Mr. Lobacki served as Executive Vice President and Chief Commercial Officer for Verastem, Inc., a biopharmaceutical company focused on the development and commercialization of therapies for the treatment of hematologic malignancies. From November 2016 to December 2017, Mr. Lobacki served as Chief Operating Officer for Crestovo, a clinical-stage biopharmaceutical company focused on microbiome therapies. From 2014 to 2016, Mr. Lobacki served as Chief Commercial Officer at Medivation, Inc., a biopharmaceutical company focused on development of novel therapies for the treatment of serious diseases. From 2012 to 2014, Mr. Lobacki also served as General Manager of Oncology and an independent biotechnology consultant at Idera Pharmaceuticals, Inc., a biopharmaceutical company focused on therapies for cancer and rare diseases. Previously, Mr. Lobacki served as Senior Vice-President and Chief Commercial Officer at Micromet, Inc., Senior Vice-President and General Manager of US Transplant and Oncology at Genzyme Corporation and in various other positions at SangStat Medical Corporation, Cell Pathways, Inc., Rhone-Poulenc Rorer and Lederle Laboratories. Mr. Lobacki previously served on the Board of Directors of Celator Pharmaceuticals Inc. Mr. Lobacki received a B.S. in Biology from Boston College and a B.S. in Pharmacy from the Massachusetts College of Pharmacy. We believe that Mr. Lobacki is qualified to serve on our Board of Directors because of his strong biopharmaceutical managerial and commercial experience, including his expertise with biopharmaceutical research and development, sales and marketing and strategy and operations.

Daniel H. Petree, has served as a member of our Board of Directors since August 2009. In April 2012, Mr. Petree co-founded Four Oaks Partners Consulting, LLC, which provided transaction advisory services to small and medium-sized life science companies until 2021 and in 2000, Mr. Petree co-founded P2 Partners, LLC, Four Oaks' predecessor in the same business. Before co-founding P2 Partners, Mr. Petree served as President and Chief Operating Officer of Axys Pharmaceuticals, Inc., Executive Vice President and Chief Financial Officer of Arris Pharmaceuticals, Incorporated and Vice President of Business Development at TSI Corporation and was a corporate and securities lawyer. Mr. Petree previously served on the boards of directors of Lpath, Inc., Biocept, Inc. and Cypress Bioscience, Inc. along with a number of privately held biotechnology companies. Mr. Petree received an A.B. in History and Political Science from Stanford University and a J.D. from the University of Michigan Law School. We believe that Mr. Petree is qualified to serve on our Board of Directors because of his experience in the biotechnology industry, including structuring and negotiating pharmaceutical partnering arrangements and strategic transactions.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Board Diversity Matrix

Each of the Standing Committees of our Board of Directors has diverse representation. In addition, on our Board of Directors there are two directors who hold medical doctorates, one director who holds a doctorate in a scientific field, three directors who hold a Masters of Business Administration, and two directors who hold a juris doctorate. The table below provides certain highlights of the composition of our Board of Directors as disclosed by each current director. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Non-Employee Director Compensation

Our compensation arrangements for non-employee directors are reviewed periodically by our Compensation Committee and our Board of Directors. In addition, at the Compensation Committee’s direction, FW Cook, the Compensation Committee’s independent compensation consultant, provided a competitive analysis of director compensation levels, practices and design features as compared to the general market as well as to our compensation peer group. We last evaluated and adjusted compensation for our non-employee directors in 2021 and plan to do so again in 2023.

Our non-employee directors received the following compensation pursuant to a program adopted by our Board of Directors:

•
Cash Compensation. The program provides an annual cash retainer of $40,000 to each non-employee director. Additionally, the Chair of our Board of Directors receives an additional annual payment of $35,000; the Chair of our Audit, Compensation, Nominating and Governance and Science and Technology Committees receive an additional annual payment of $20,000, $14,000, $10,000 and $10,000 respectively; and the members of our Audit, Compensation, Nominating and Governance and Science and Technology Committees receive an additional annual payment of $10,000, $7,000, $5,000 and $5,000, respectively. The cash compensation is paid quarterly in arrears and pro-rated for partial quarters served.
•
Equity Compensation. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will receive an option grant to acquire 18,500 shares of our common stock, vesting monthly until the earlier of the next annual meeting of stockholders and the one-year anniversary of grant. Each new non-employee director who joins our Board of Directors will receive an initial option grant to acquire 24,000 of shares of our common stock vesting monthly over three years from the date of joining as well as a pro-rated annual grant, vesting monthly from the date of grant to the following annual meeting of stockholders.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2022. Mr. Newell, our Chief Executive Officer, received no compensation for his service as a director during 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Connie Matsui	$85,000	$56,510	$141,510
Michael Dybbs, Ph.D.	45,000	56,510	101,510
John Freund, M.D.	50,000	56,510	106,510
Heidi Hunter	55,000	56,510	111,510
Joseph Lobacki	64,000	56,510	120,510
James Panek	50,000	56,510	106,510
Daniel Petree	52,000	56,510	108,510
Shalini Sharp	60,350	56,510	116,860
Jon Wigginton, M.D.	57,000	56,510	113,510

(1) The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our directors during the year ended December 31, 2022 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the stock options reported in this column are set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our directors from the stock options. For information regarding the number of stock options held by each non-employee director as of December 31, 2022, see the table below.

Name	Option Awards
Connie Matsui	72,076
Michael Dybbs, Ph.D.	86,643
John Freund M.D.	86,643
Heidi Hunter	52,384
Joseph Lobacki	102,988
James Panek	73,000
Daniel Petree	90,526
Shalini Sharp	86,643
Jon Wigginton M.D.	61,000

(2) Ms. Sharp resigned from our Board of Directors in April 2023.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS II DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2023. Ernst & Young LLP audited our financial statements for the fiscal years ended December 31, 2022 and 2021. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2022	Fiscal Year 2021
Audit fees(1)	$1,217,318	$1,718,959
Audit-related fees(2)	40,000	40,000
Tax fees(3)	113,300	108,150
All other fees(4)	—	—
Total fees	$1,370,618	$1,867,109

(1)
“Audit fees” include fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements, including the registration statement for our public offerings. Included in the 2022 Audit Fees are $205,000 of fees billed in connection with our at-the-market program in 2022.
(2)
“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for fiscal years 2022 and 2021.
(3)
“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.
(4)
There were no other fees incurred in 2022 or 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Shalini Sharp, Chair

John Freund

Heidi Hunter

Joseph Lobacki

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, by:

• each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

• each of our directors or director nominees;

• each of our named executive officers; and

• all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 60,161,801 shares of our common stock outstanding on March 31, 2023. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2023 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sutro Biopharma, Inc., 111 Oyster Point Boulevard, South San Francisco, California 94080.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percent
5% Stockholders
Blackrock, Inc. (1)	4,860,140	8.1%
BVF Inc. (2)	3,160,416	5.3%
Suvretta Capital Management, LLC(3)	5,565,099	9.3%
Rubric Capital Management LP(4)	3,211,872	5.3%
Directors and Named Executive Officers:
Connie Matsui (5)	70,534	*
Michael Dybbs, Ph.D.(6)	85,101	*
John G. Freund, M.D.(7)	141,428	*
Heidi Hunter(8)	38,842	*
Joseph Lobacki(9)	101,446	*
James Panek(10)	71,458	*
Daniel Petree(11)	111,441	*
Jon M. Wigginton, M.D.(12)	55,458	*
William J. Newell (13)	1,519,847	2.5%
Trevor Hallam, Ph.D.(14)	503,378	*
Jane Chung, RPh(15)	103,347	*
All executive officers and directors as a group (17 persons) (16)	4,406,441	6.9%

* Represents beneficial ownership of less than one percent.

(1)
Based solely on a Schedule 13G/A filed by BlackRock, Inc. (BlackRock) on February 7, 2023 with the SEC. Represents shares of common stock beneficially owned by various subsidiaries of BlackRock. BlackRock has sole voting power over 4,629,494 shares and sole dispositive power over 4,860,140 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(2)
Based solely on a Schedule 13G filed by BVF, Inc. (BVF) on January 18, 2022 with the SEC. Represents shares of common stock beneficially owned by various subsidiaries of BVF. BVF has shared voting power and dispositive power over an aggregate of 3,160,416 shares owned by its subsidiaries. The address of BVF is 44 Montgomery St., 40th Floor, San Francisco, California 94104.
(3)
Based solely on a Schedule 13G/A filed by Suvretta Capital Management, LLC (Suvretta) on February 13, 2023 with the SEC. Represents shares of common stock beneficially owned by various subsidiaries of Suvretta. The address of Suvretta is 540 Madison Avenue, 7th Floor, New York, New York 10022.

(4)
Based solely on the Schedule 13G filed by Rubric Capital Management LP on February 10, 2023 with the SEC. Represents shares of common stock beneficially owned by Rubric Capital and David Rosen, Management Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital. The address is 155 East 44th St, Suite 1630, New York, New York 10017.
(5)
Represents (i) no shares of common stock and (ii) 70,534 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(6)
Represents (i) no shares of common stock and (ii) 85,101 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(7)
Represents (i) 56,327 shares of common stock held John Freund Family Partnership IV LP, and (ii) 85,101 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023 held by Dr. Freund.
(8)
Represents (i) no shares of common stock and (ii) 38,842 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(9)
Represents (i) no shares of common stock and (ii) 101,446 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(10)
Represents (i) no shares of common stock and (ii) 71,458 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(11)
Represents (i) 22,265 shares of common stock, (ii) 88,984 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023 and (iii) 192 shares of common stock held by Daniel Petree & Susan Toeniskoetter Trust Dtd 7/25/97 D. Petree TTE (Petree Trust). Mr. Petree is the trustee of Petree Trust.
(12)
Represents (i) no shares of common stock and (ii) 55,458 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(13)
Represents (i) 164,816 shares of common stock, (ii) 1,238,506 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023, (iii) 116,525 shares of common stock held by William J Newell Trust Dtd 3/15/2019 (Newell Trust). Mr. Newell is the trustee of the Newell Trust.
(14)
Represents (i) 97,914 shares of common stock and (ii) 407,464 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(15)
Represents (i) 19,431 shares of common stock and (ii) 83,916 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.
(16)
Represents (i) 716,465 shares of common stock and (ii) 3,690,176 shares underlying options to purchase common stock that are exercisable within 60 days of March 31, 2023.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2022:

Name	Age	Position(s)
William J. Newell	65	Chief Executive Officer and Director
Trevor J. Hallam, Ph.D.	64	President of Research and Chief Scientific Officer
Edward Albini	65	Chief Financial Officer
Shabbir T. Anik, Ph.D.	70	Chief Technical Operations Officer
Anne Borgman, M.D.	55	Chief Medical Officer
Jane Chung, RPh	52	Chief Commercial Officer
Linda Fitzpatrick	66	Chief People and Communications Officer
Brunilda Shtylla	48	Chief Business Officer
Nicki Vasquez, Ph.D.	60	Chief Portfolio Strategy & Alliance Officer

William J. Newell has served as our Chief Executive Officer and a member of our Board of Directors since January 2009. Mr. Newell’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class III Directors – Nominees to the Board of Directors.”

Trevor J. Hallam, Ph.D., has served as our Chief Scientific Officer since December 2010. He was promoted to President of Research and Chief Scientific Officer in 2021. Prior to joining us, Dr. Hallam was Executive Vice President of Research & Development at Palatin Technologies, Inc., and held several senior management positions in various pharmaceutical companies, including AstraZeneca PLC, SmithKline & French Laboratories, Ltd., Glaxo Group Research Ltd., Roche Research and Rhone-Poulenc Rorer. Dr. Hallam received a BSc (Hons) in Biochemistry from the University of Leeds and a Ph.D. in Biochemistry from Kings College, University of London. He then conducted post-doctoral training at the Physiological Laboratory, University of Cambridge.

Edward Albini has served as our Chief Financial Officer since January 2013. During 2012, Mr. Albini served as a consulting Chief Financial Officer for Carbylan Biosurgery, a company focused on the development and commercialization of advanced biomaterial-based joint therapies. From 2011 to 2016, Mr. Albini also served as Chief Financial Officer and Secretary for Itero Holdings, LLC, a successor entity to Itero Biopharmaceuticals, Inc., a company focused on the development and commercialization of protein therapeutics, at which Mr. Albini served as Chief Financial Officer and Senior Vice President from 2009 to 2011. Previously, Mr. Albini served as Chief Financial Officer of Novacea, Inc. and Lynx Therapeutics, Inc., both biopharmaceutical companies. Mr. Albini received a B.S.C. in Accounting from Santa Clara University and an M.B.A. from the Walter A. Haas School of Business at the University of California, Berkeley. Mr. Albini is also a certified public accountant (inactive status) in California.

Shabbir T. Anik, Ph.D., has served as our Chief Technical Operations Officer since March 2016. From August 2011 to December 2015, Dr. Anik served as Senior Vice President of Technical Operations at Onyx Pharmaceuticals, Inc., a pharmaceutical company focused on developing medicines for the treatment of cancer. Previously, Dr. Anik served as President and Chief Executive Officer of Althea Technologies Inc., President of Global Pharmaceutical Development Services and Chief Scientific Officer for Patheon Inc. and in various leadership positions at Neurex Corporation and Syntex Inc. Dr. Anik received a B.S. in Pharmacy from the University of Bombay, a Ph.D. in Pharmaceutical Sciences from the University of Wisconsin, Madison and an M.B.A. from Santa Clara University.

Anne Borgman, M.D., has served as our Chief Medical Officer since February 2023. Dr. Borgman previously served as Principal, AEB Hematology Oncology Development Consulting from November 2021 to February 2023. From July 2019 to November 2021, Dr. Borgman served as Vice President and Global Therapeutic Area Lead, Hematology-Oncology, at Jazz Pharmaceuticals, Inc. From November 2012 to July 2019, Dr. Borgman served as Vice President, Clinical Research & Development at Exelixis, Inc. Prior to that, Dr. Borgman was Chief Medical Officer and Vice President of Hana Biosciences (now Talon Therapeutics, Inc.), Associate Chief Medical Officer at KaloBios Pharmaceuticals, Inc., and Global Project Head, oncology, at Abbott Laboratories. From 2012 to 2019, Dr. Borgman was a Consulting Associate Professor at Stanford University School of Medicine’s Stem Cell Transplant & Cell Biology program, and from 2001 to 2010, a Clinical Associate at University of Chicago’s Department of Pediatrics, Division of Oncology and Stem Cell Research. Dr. Borgman currently serves on the Board of Directors at Curis, Inc., NextCure, Inc., and NiKang Therapeutics, Inc. Dr. Borgman earned her B.S. in Biochemistry from University of Illinois and her M.D. from Loyola University of Chicago’s Stritch School of Medicine, before completing her residency in Pediatrics at Texas Children’s Hospital and Baylor College of Medicine, and her fellowship in Pediatric Hematology-Oncology at UCLA School of Medicine.

Jane Chung, RPh has served as our Chief Commercial Officer since August 2021. From May 2015 to August 2021, Ms. Chung served in several leadership roles at AstraZeneca, including as President and General Manager of AstraZeneca Canada, Vice President of Sales and Marketing of U.S. lmmuno-Oncology, and Senior Commercial Business Director. Prior to that, from May 2013 to May 2015, Ms. Chung served as a Regional Sales Director and Director of Sales Productivity and Effectiveness for Onyx Pharmaceuticals Inc. From October 2003 to May 2013, she served in various commercial roles for Genentech, Inc., including as Commercial Operations Manager, Division Manager and Senior Marketing Manager. Ms. Chung also serves on the Board of Directors of Viracta Therapeutics, Inc. and on non-profit boards in the science, education, and community development arenas. Ms. Chung received a B.S. in Pharmacy from St. John's University and a B.A. in Psychology from Columbia University.

Linda Fitzpatrick has served as our Chief People and Communications Officer since August 2018. From January 2008 to August 2018, Ms. Fitzpatrick served as our VP of Human Resources and Communications in the capacity of Senior Advisor. In addition to her strategic consulting practice, she co-founded Parallax Venture Partners, an early stage health care venture fund in April 2002. From October 1992 to March 2002, Ms. Fitzpatrick served as Vice President of Human Resources, Corporate Communications and Operations for Gilead Sciences, Inc. and from February 1985 to September 1992 she served as Director of Investor Relations and Director of Compensation, Benefits and Systems for Genentech, Inc. in addition to heading the human resources and corporate communications strategy for a variety of publicly held biotechnology companies. Ms. Fitzpatrick also serves on a variety of non-profit boards, including board chair roles, in the science, education and community development arenas. Ms. Fitzpatrick received a B.A. in Psychology and Sociology from San Francisco State University.

Brunilda Shtylla M.B.A., M.S. has served as Chief Business Officer since March 2023. Prior to that, from March 2022 to February 2023, Ms. Shtylla served as Senior Vice President, Business Development and from January 2020 to February 2022, Ms. Shtylla served as Vice President, Business Development. From 2016 to January 2020, Ms. Shtylla also provided services to us as an independent consultant, while also serving as a consultant to several other companies including Genentech, GRAIL and Edward Lifesciences. In addition, she advised several start-up companies in assessing market size opportunities, supporting due diligence analysis, negotiating licensing and supply agreements. From 2003 to 2011, she held numerous positions at Lifescan, a Johnson & Johnson company in Business Development, Technology Transfer, Product Development, Sales & Operations Planning and U.S. Brand Marketing with the most recent role being Associate Director of Partnerships. Ms. Shtylla’s previous experiences also include investment banking and finance. She received her B.S. from Wayne State University, an M.S. in Mathematics from Youngstown State University and an M.B.A. from Stanford Graduate School of Business.

Nicki Vasquez, Ph.D. has served as Chief Portfolio Strategy & Alliance Officer since July 2021. Prior to that, from January 2017 to July 2021, Dr. Vasquez served as Senior Vice President of Alliance and Portfolio Management and from May 2015 to January 2017, Dr. Vasquez served as Vice President of alliance and portfolio management. Prior to joining us, she was Vice President of Program & Portfolio Management at StemCells, Inc., where she was responsible for establishing project management of research and clinical stage programs exploring neuronal stem cell therapy for Alzheimer’s Disease, spinal cord injury and dry AMD. Prior to that she was at Elan, where she held positions of increasing responsibility from Alzheimer’s Disease and autoimmune discovery research, to Vice President Research Operations & Program Management, and Vice President Development Program & Portfolio Management. Dr. Vasquez also serves on the board of directors for Actinogen Medical Limited. Dr. Vasquez obtained her doctoral degree in immunology from the University of California, San Diego, and received her post-doctoral training at Genentech.

EXECUTIVE COMPENSATION

Overview and Narrative

This overview and narrative (“Compensation Disclosure”) describes the key elements of our executive compensation program and compensation decisions for our named executive officers, or NEOs, for 2022. This Compensation Disclosure is intended to be read in conjunction with the tables that immediately follow this section, which provide additional compensation information for our named executive officers. We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended, and, as such, we are not required to provide the additional disclosures included in this Compensation Disclosure. However, we believe the additional narrative disclosure with respect to our executive compensation program will provide our stockholders with further information regarding our company and our executive compensation program and practices and therefore will assist in their consideration of Proposal No. 3, the non-binding vote with respect to named executive officer compensation.

Our executive compensation programs are designed to attract, motivate and retain qualified and talented executives, incentivize them to achieve our business objectives, and reward them for superior short- and long-term performance and results. The Compensation Committee of the Board of Directors, with input from its independent compensation consultant, oversees these programs and determines compensation for our NEOs.

Our 2022 NEOs were:

NEO	Class
William J. Newell	Chief Executive Officer
Trevor Hallam, Ph.D.	President of Research and Chief Scientific Officer
Jane Chung, RPh	Chief Commercial Officer

Executive Summary

We are a clinical-stage oncology company developing site-specific and novel-format antibody drug conjugates, or ADCs, enabled by our proprietary integrated cell-free protein synthesis platform, XpressCF®, and our site-specific conjugation platform, XpressCF+®. We aim to design and develop therapeutics using the most relevant and potent modalities, including ADCs, bispecific ADCs, immunostimulatory ADCs, or iADCs, dual conjugate ADCs, or ADC2s, and cytokine derivatives. Our molecules are directed primarily against clinically validated targets where the current standard of care is suboptimal. We believe that our platform allows us to accelerate the discovery and development of potential first-in-class and/or best-in-class molecules by enabling the rapid and systematic evaluation of protein structure-activity relationships to create optimized homogeneous product candidates. Our mission is to transform the lives of patients by creating medicines with improved therapeutic profiles for areas of unmet need.

Our NEO compensation program in 2022 was designed to be aligned with industry practices and align executive compensation with our performance, with an emphasis on long-term equity compensation in the form of stock options and restricted stock units, or RSUs.

Business Highlights

Since 2009, our leadership team has built the Company focusing on our pipeline and platform, delivering on key milestones, furthering our capabilities with strong partner relationships, building the organization, and ensuring the financial strength of the Company.

We have a broad pipeline with multiple clinical stage assets deployed across multiple oncology indications. Based on our proprietary XpressCF® and XpressCF+® platforms, we have also entered into multi-target, product-focused collaborations with leaders in the field of oncology. We have advanced multiple ongoing global trials for our lead product candidates and continue to support the development of partnered product candidates in clinical trials and expect to advance additional potential product candidates towards the clinic.

Key 2022 achievements reflected strong scientific, clinical, and business performance, which we believe will create long-term value for our stockholders. Among our 2022 results were the following achievements:

•
Generated near-final dose expansion clinical data for luveltamab tazevibulin (also known as luvelta or STRO-002), enabling the planned initiation of a registrational Phase 2/3 study in ovarian cancer in the first half of 2023
•
Made substantial progress in assessing luvelta for treatment of endometrial cancer and in combination with bevacizumab for treatment of ovarian cancer

•
Identified an opportunity to develop luvelta for the treatment of pediatric relapsed/refractory CBFA2T3-GLIS2 (CBF/GLIS) acute myeloid leukemia (AML) based on data generated through compassionate use access
•
Preparations underway for IND-enabling studies for STRO-003, an ADC targeting an anti-receptor tyrosine kinase-like orphan receptor 1 (ROR1), initially planned for development to treat solid tumors
•
Completed the Phase 1 dose-escalation study in patients with non-Hodgkin’s lymphoma and multiple myeloma, after reaching a maximum tolerated dose, or MTD, with plans to leverage the clinical data produced by our partner BioNova Pharmaceuticals, or BioNova, in Greater China to make decisions regarding further clinical development, based on a prioritization assessment.
•
Entered into a new collaboration with Astellas Pharma Inc., or Astellas, to discover and develop next generation immunostimulatory ADCs (iADCs) for the treatment of cancer
•
Executed a manufacturing rights option agreement with Vaxcyte, Inc., or Vaxcyte, granting Vaxcyte the option to obtain manufacturing and development rights to cell-free extract for use in discovery, development and manufacture of vaccine compositions to treat and prevent infectious disease
•
Advanced multiple preclinical programs to optimized lead status
•
Achieved meaningful progress in clinical and preclinical development with our programs partnered with Bristol Myers Squibb Company, Merck KGaA, Darmstadt, Germany (operating in the United States and Canada under the name "EMD Serono") and Merck Sharp & Dohme Corporation, or Merck
•
Achieved key manufacturing milestones for luvelta, STRO-001 and partnered programs, including meeting ex-US manufacturing standards for clinical studies and making substantial progress in technology transfer of extract, reagent and key product intermediate manufacturing processes to third party contract manufacturers
•
Ended 2022 with a cash and investments balance sufficient to operate into the second half of 2024

Compensation Practices and Governance Highlights
Pay for Performance

Significant link between the compensation of our NEOs and the achievement of our short- and long-term business objectives through annual cash incentives that are tied to key scientific, clinical, development, manufacturing and business milestones and with long-term equity compensation that rewards creation of stockholder value through stock options and RSUs

Stockholder Alignment	Alignment of the interests of our NEOs with those of our stockholders through the use of long-term equity incentives, the value of which is dependent on our stock price performance
Compensation Governance

Independent directors on the Compensation Committee

Compensation Committee meets regularly in executive session without management present

Independent compensation consultant, Frederic W. Cook & Co., reports directly to the Compensation Committee

Compensation Committee regularly considers risks related to compensation policies and practices

Change in Control Provisions	Change in control payments contingent upon “double-trigger” No tax gross-ups on severance or change in control benefits
Post-termination/Retirement Benefits	No post-termination retirement or pension benefits
Prohibition on Hedging, Margin Loans and Pledging	Prohibit hedging, purchases on margin, and pledging of our common stock by all employees and directors

Stockholder Advisory Vote

At our annual meeting of stockholders on June 8, 2023, we will again conduct a non-binding stockholder advisory vote on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). We conducted our first Say-on-Pay vote in 2022, in which the stockholders approved on an advisory basis the compensation of our named executive officers with a 98.2% support rate. We value the opinions of our stockholders, and the Compensation Committee and the Board of Directors considered the outcome of the advisory vote, and will continue to do so in the future, including the vote which will take place at the 2023 annual meeting, when making compensation decisions for the NEOs.

Compensation Philosophy, Objectives and Development

Our 2022 compensation strategy emphasizes pay for performance by using both performance-based annual incentives and long-term equity awards in the form of stock options and RSUs. Stock options are utilized because they only provide value if the stock price increases. RSUs are also used to retain talent, align with long-term value (both increases and reductions), and because RSUs are less dilutive than stock options. They are less dilutive because fewer RSUs are granted as compared to options, since an RSU share is considered to have greater value than an option share. Our stock options have a ten-year horizon before expiration. Our stock options generally vest monthly over four years; with a one-year cliff vesting associated with a new hire grant, and our RSUs generally vest annually over four years (with 25% vesting annually), to align with long-term value creation as well as our clinical development and commercialization timeline.

Consistent with our pay-for-performance philosophy, and the long product development life cycles in the biopharmaceuticals industry, the Compensation Committee links the compensation of our executive officers to performance by emphasizing equity compensation opportunities for long-term performance and cash incentives for near-term goal alignment. Thus, the total compensation provided to our executive officers will vary from year to year and will vary between executive officers based on corporate performance, including performance against annual goals that are pre-established by the Compensation Committee, as well as individual performance. The Compensation Committee’s 2022 compensation decisions reflected, among other things, the level of goal achievement related to the potential for long-term value creation from our platform and clinical, manufacturing and business achievements. The Compensation Committee will continue to consider scientific and business achievements and market capitalization, among the many factors considered, when making compensation decisions.

Our NEOs are also provided market-competitive health and welfare benefits, and, as described below, they may be entitled to receive additional benefits if certain criteria are met at termination of employment.

We will continue to refine the design of our compensation program and implement one that is appropriate for our company given our business, industry, growth, and other factors.

Program Development and Role of Compensation Committee, Compensation Consultant and Management

Role of Compensation Committee. Our Compensation Committee is responsible for overseeing the total compensation of our executive officers, including the underlying philosophy and related policies. As such, the Compensation Committee designs, implements, reviews and approves all compensation for our CEO and our other executive officers. From time to time, and in conjunction with our Compensation Committee, the independent members of our Board of Directors, including our Chairperson, may also be involved in setting the compensation of our CEO and other executive officers and determining the corporate objectives upon which our short-term incentives are based and assessed. Our Compensation Committee’s decisions and recommendations regarding executive compensation are based on the Compensation Committee’s assessment of the performance of our company and each individual executive officer, as well as other factors, such as prevailing industry trends, retention, and the competitive market for executive talent.

The Compensation Committee consults with its compensation consultant, legal counsel and other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation and in relation to our performance goals. The Compensation Committee also considers peer company data and factors such as the past, current and expected contributions of each NEO, our corporate performance and strategic focus, global economic conditions, the mix of compensation that would be most appropriate for each NEO, and such officer’s particular responsibilities, experience, level of accountability and decision authority.

Role of CEO and Management. As part of the process for setting the compensation of our NEOs, our Chief Executive Officer, working with our Chief People and Communications Officer, provides the Compensation Committee with his performance assessments of the Company and of the individual NEOs and recommends to the Compensation Committee base salaries, target annual cash incentives (as a percentage of base salary), annual cash incentive payouts (actual incentive paid based on performance against goals), and stock-based compensation for our NEOs (other than for himself). The Compensation Committee considers our Chief Executive Officer’s input and can accept, reject or modify these recommendations in its discretion.

The Compensation Committee meets in executive session without management. Various members of management may attend Committee meetings, and they and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial, competitive market, or other background information or advice. None of our NEOs were present during the Compensation Committee’s determinations regarding his or her own compensation.

Role of Independent Compensation Consultant & Market Data. The Compensation Committee has retained FW Cook as its compensation consultant. FW Cook reports directly to the Compensation Committee and takes its direction from the Chair of the Compensation Committee, working with management on select issues under the Compensation Committee’s oversight. The Compensation Committee retained FW Cook in 2022 to provide data, context, and advice regarding executive officer compensation and our peer group, and to assist with compensation risk assessments.

Peer Groups Used in Program Development and Compensation Decisions

Our Compensation Committee considers peer data as one factor in its overall compensation analysis and for purposes of assessing the competitiveness of the executive compensation program. An individual NEO may earn more or less than the peer group median depending on factors described below under the heading “2022 Compensation Decisions,” including the individual’s experience, role, and past and expected future performance.

2022 Peer Group

In the first quarter of 2021, the Compensation Committee reviewed and updated our peer group to include the group of companies set forth below based on, among other considerations, objective size criteria, including industry, market capitalization, headcount, pipeline, location, scope of operations and commercial stage. This Peer Group was reconsidered in the third quarter of 2021 and determined to remain suitable for 2022 compensation decisions. We refer to this peer group of 18 companies as the “2022 Peer Group.” These companies had 2020 12-month average market capitalizations of between $548 million and $4.361 billion, with a median 12-month average market capitalization of $1.089 billion. In November 2021, when this 2022 Peer Group was reapproved by the Compensation Committee to inform 2022 compensation, our $1.08 billion market capitalization was similar to the median 12-month average market capitalization of the peer companies.

2022 Peer Group
Allogene Therapeutics	Denali Therapeutics	Mersana Therapeutics
Arcus Biosciences	Fate Therapeutics	Odonate Therapeutics
Atara Biotherapeutics	G1 Therapeutics	Replimune Group
ChemoCentryx	ImmunoGen	Sangamo Therapeutics
Clovis Oncology	Kura Oncology	Ziopharm Oncology (now Alaunos)
Cytokinetics	MacroGenics	Zymeworks

Compensation Consultant Conflict of Interest Analysis

The Compensation Committee has determined that the work of FW Cook and the individual compensation advisors employed by FW Cook does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to us by FW Cook; (ii) the amount of fees we paid FW Cook as a percentage of FW Cook’s total revenue; (iii) FW Cook’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of FW Cook or the individual compensation advisors employed by FW Cook with a Sutro executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Sutro stock owned by FW Cook or the individual compensation advisors employed by the consultant. During 2022, we paid FW Cook fees that constituted less than 1% of FW Cook’s total revenue.

2022 Compensation Decisions

Summary

Most 2022 compensation decisions were made in the first quarter of 2022 and were significantly influenced by our scientific and business achievements together with the competitive market for experienced talent. Our 2022 compensation decisions were based on a review of individual performance; achievement of the Company’s corporate goals, including advancing our research and clinical pipelines and financial performance; and a market analysis of competitive compensation based on our 2022 peer group.

NEO salaries were increased 3%-6% for 2022. Target bonuses as a % of salary were not increased for 2022.

The grant values of the NEOs’ 2022 equity awards were set below the median grant values of the 2022 Peer Group.

Base Salary

The purpose of base salary is to provide fixed compensation to attract, retain and motivate executives with the qualifications desired for the individual position. The base salary for our NEOs is influenced by a number of factors, including the individual’s position, scope of responsibilities, breadth and depth of experience, performance to date, expected future contribution, and the overall mix of base salary, performance-based cash incentives and equity compensation.

The 2022 base salaries for our NEOs were as follows:

NEO	2021 Annual Base Salary	2022 Annual Base Salary	Increase (%)
William Newell	$625,000	$662,500	6.0%
Trevor Hallam, Ph.D.	488,333	512,500	4.9%
Jane Chung, RPh	475,000(1)	486,917	2.5%

(1)
Ms. Chung joined the Company on August 9, 2021. The actual base salary disclosed in the Summary Compensation Table for 2021 reflected the partial 2021 service period.

Performance-Based Cash Incentives

All of our NEOs are eligible for annual performance-based cash incentive bonuses, which are designed to reward for achievement of certain annual corporate goals that the Company believes will ultimately drive stockholder value. Each performance-based cash incentive bonus opportunity is expressed as a target percentage of annual base salary. Mr. Newell’s target performance-based cash bonus was 60% of his annual base salary, Dr. Hallam’s target was 50% of his annual base salary and Ms. Chung’s target was 40% of her annual base salary. The incentive targets as a % of salary for all of our Named Executive Officers remained the same in 2022 as in 2021.

No amount of incentive award was guaranteed and there was no maximum potential incentive bonus. Each NEO’s incentive award payout was based on the level of achievement of corporate goals determined by the Compensation Committee in early 2022, and for NEOs other than our CEO, the participant’s role in such goal achievement and the weighting of the goals, with the Compensation Committee retaining discretion to adjust or modify actual awards. The Compensation Committee did not exercise this discretion.

The corporate performance goals for the fiscal year 2022 cash incentive bonus program were determined by the Compensation Committee in accordance with the responsibility delegated by the Board of Directors and included certain developmental, research, financial, and operational milestones, as discussed below. These milestones were selected to drive appreciation of value in the Company, including maintaining timelines for development of the Company’s and the Company’s partners’ clinical and preclinical product candidates, successful conclusion of licensing and/or collaboration transactions, expansion and development of the Company’s manufacturing activities, including through third party contract development and manufacturing organizations, maintenance of an appropriate cash position and runway, and maintaining Company culture and employee morale. Each of these goals pertain to confidential company development and business plans, the disclosure of which in any additional granularity would result in competitive harm to the company. The Compensation Committee believed that each of these goals would be challenging to achieve.

In early 2023, the Compensation Committee assessed our performance against the 2022 corporate goals, using both quantitative measurement and qualitative evaluation. Accordingly, the Compensation Committee determined that the Company had achieved our corporate goals at an overall level of 100% of target due to overachievement with respect to business development and dealmaking goals and strong performance in goals related to hiring and retaining employees and continuing to build a resilient corporate culture that provides an environment in which employees choose to remain. The 2022 corporate goals, the weighting of such goals, and the facts the Compensation Committee considered in determining the achievement of such goals are set forth below.

In assessing the 2022 corporate goals, the Compensation Committee considered achievement in the following categories with the target weightings as noted:

•
Proprietary Pipeline Progression (target weighting 45%)
•
Partnered Program Progression (target weighting 10%)
•
Strategic New Dealmaking (target weighting 20%)
•
Successful Manufacturing for Clinical supply in 2022 and Preparing for Future Success (target weighting 10%)
•
Financial Performance (target weighting 10%)
•
Commitment to Execution, Culture, Talent and Team (target weighting 5%)

The Compensation Committee determined that the Company fully achieved its goals with respect to Proprietary Pipeline Progression, focusing primarily on the strong progression of the Company’s lead wholly-owned asset, luvelta. In particular, the Company presented preliminary final data from the dose expansion phase of the ongoing Phase 1 study of luvelta for the treatment of ovarian cancer and made very substantial progress towards design and initiation of a registrational Phase 2/3 study in the first half of 2023. In addition, the compassionate use of luvelta to treat refractory/relapsed CBF/GLIS AML in a pediatric patient population provided data that suggest luvelta has a meaningful opportunity for an accelerated regulatory path to approval in this indication. We also made substantial progress in the Phase 1 dose expansion study of luvelta for the treatment of endometrial cancer and in the Phase 1 study of the combination of luvelta and bevacizumab for the treatment of patients with ovarian cancer. With respect to STRO-001, the Company completed its Phase 1 dose escalation study as planned, after reaching a MTD; the next phase of development will be further dose optimization in Greater China by our partner Bionova.

With respect to the goal relating to Partnered Program Progression, the Compensation Committee determined that the Company fully achieved its goals. Our agreements with our collaboration partners do not permit us to disclose the milestones achieved in these relationships because of applicable confidentiality obligations.

The Compensation Committee further determined that the Company substantially overachieved its goals with respect to new dealmaking, noting that the Company successfully concluded a significant collaboration agreement with Astellas and a first-of-its-kind manufacturing rights option agreement for our cell-free extract with Vaxcyte.

The Compensation Committee determined that the Company partially achieved its goals in connection with manufacturing of clinical supply in 2022 and preparing for manufacturing success in the future. Partial achievement in this area resulted from certain challenges in Sutro’s manufacturing and related development activities in connection with Sutro’s clinical products and technology transfers to our third party contract development and manufacturing organizations, or CDMOs. Nonetheless, our manufacturing operations did deliver sufficient material to supply both our and our partners’ ongoing clinical studies and thus this goal was deemed partially achieved.

With regard to the Company’s financial performance, the Compensation Committee likewise determined that the Company partially achieved in this area. In particular, the Company ended the year with a cash and investments balance sufficient to fund activities into the second half of 2024, while delivering upon short and long-term strategic objectives in accordance with the Company’s goals.

In contrast, the Compensation Committee determined that the Company substantially overachieved with respect to its commitment to execution, culture, talent and team. In particular, the Company hired and integrated a significant number of new employees, while maintaining a turnover rate lower than industry standard. The Company further continued its company-wide learning and development programs, continued to build upon a comprehensive internship program (focusing on individuals who are first in their family to pursue higher education), and leveraged its Diversity, Equity, Inclusion and Belonging Council to support both internal and external development initiatives, including publishing diversity statistics for the Company for the first time. In recognition of its efforts in this area, the Company was awarded second position in BioSpace’s list of best places to work for employers with fewer than 1,000 employees.

In summary, based on substantial overachievement in two goals (and particularly the New Dealmaking goal), full achievement in two goals, and partial achievement in two goals, the Compensation Committee determined an overall goal achievement for the Company in 2022 of 100%.

The Compensation Committee awarded Mr. Newell a bonus equal to our corporate performance for the year because it determined that his performance as CEO aligns directly with our corporate performance. The Compensation Committee determined that the bonus achievement for each of the other NEOs is based on both our corporate performance and its assessment of each NEO’s individual contributions towards our corporate performance. The amount of each NEO’s earned cash incentive award at 100% achievement, and their target award, are reflected below:

NEO	Target Award	Actual Award
William Newell	$402,000	$402,000
Trevor Hallam, Ph.D.	257,500	257,500
Jane Chung, RPh	195,720	195,720

Equity Compensation

General. We believe that equity grants provide our NEOs with the opportunity to share in increases, if any, in the value of our common stock, reinforce a long-term interest in our corporate performance, and directly motivate our NEOs to maximize long-term stockholder value. The potential realized value of certain grants depends on our stock performance and all of our equity grants utilize vesting that encourage our NEOs to continue working for us for the long term.

The Compensation Committee determines the size and type of equity awards after evaluating various factors applicable at the time of each such grant in their totality, which has included, among other things: the particular NEO’s role and responsibilities and the Compensation Committee’s view of the officer’s individual performance; the prior equity awards granted to such individual; retentive value of prior awards; our corporate performance; the value of equity grants; comparative peer data provided by its compensation consultant; and dilution to our stockholders.

All grants to executive officers require the approval of the Compensation Committee.

2022 Equity Grants. The Compensation Committee granted our NEOs equity compensation in the first quarter of 2022 in the form of stock options and RSUs, consistent with our compensation philosophy that our NEOs should have a significant proportion of their total compensation tied to our performance, to encourage retention, and to align their long-term compensation with the interests of our stockholders. The Compensation Committee felt that providing equity opportunities for our NEOs with an equity mix that included RSUs would balance alignment of executives with stockholder growth and support retention during a multi-year product development and commercial cycle. The stock options awarded in 2022 have an exercise price above our current trading price, which the Compensation Committee views as a naturally occurring performance-based outcome. The NEO’s equity grants were approved in early 2022 and reflected both the Compensation Committee’s review of individual performance; achievement of the Company’s objectives, including advancing our research and clinical pipelines and financial performance; and a market analysis of competitive compensation based on our 2022 Peer Group. Our Compensation Committee strives to maintain a compensation program that is tied to performance and generally aligned with market practices.

The Compensation Committee determined the size of the equity grants based on several factors, including:

•
2022 Peer Group data;
•
Achievement of the Company’s objectives and assessment of individual performance;
•
Prior equity awards granted to our NEOs;
•
Internal equity among the executive team; and
•
Dilution to our stockholders.

The stock option and RSU grants to each of our NEOs are reflected in the table below. The grant values were meaningfully lower than the median of grant value benchmarks from the 2022 Peer Group that were reviewed by the Compensation Committee in late 2021 and early 2022.

	2022 Stock	2022 Stock	2022 RSUs	2022 RSUs
NEO	Options (#)	Options ($)(1)	(#)	($)(1)
William Newell	166,000	$948,972	124,500	$1,017,165
Trevor Hallam, Ph.D.	52,000	297,268	39,000	318,630
Jane Chung, RPh	42,000	240,101	31,500	257,355

(1)
These amounts reflect the grant date fair value of the RSUs and Stock Options computed in accordance with FASB ASC Topic 718, as set forth in the Summary Compensation Table below.

2022 Stock Options. The stock options granted to our NEOs in 2022 vest equally in monthly installments over four years.

2022 Restricted Stock Units. The RSUs granted to our NEOs in 2022 vest equally in annual installments over four years.

Benefits Programs

Our employee benefit programs, including our 401(k) plan, employee stock purchase plan, and health and welfare programs, including health savings accounts and flexible spending arrangements, are designed to provide a competitive level of benefits to our employees generally, including our executive officers, and their families. We adjust our employee benefit programs as needed, based upon regular monitoring of applicable laws and practices and the competitive market. Our executive officers are eligible to participate in the same employee benefit plans and programs, and on the same terms and conditions, as all other U.S. full-time employees.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a component of our executive compensation program. Accordingly, we do not generally provide perquisites to our executive team. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective and for recruitment, motivation or retention purposes. All future practices with respect to perquisites or other personal benefits will be subject to review and approval by the Compensation Committee.

Employment Agreements and Severance and Change in Control Benefits

We have entered into written employment agreements with each of our NEOs that set forth the terms of their employment, including initial base salaries and eligibility to earn a bonus, as well as standard confidentiality and invention assignment agreements. Each of our named executive officers is employed “at will.” These arrangements are further described under the section below titled “Executive Compensation Tables.”

Our NEOs are entitled to certain severance and change in control benefits under the terms of our executive severance and change in control plan, or Severance Plan. Below is a summary of potential post-termination compensation for our NEOs. We provide these benefits because the Compensation Committee determined that it was appropriate to provide our NEOs with severance compensation if their employment is terminated under certain circumstances. The Compensation Committee believes that the severance benefits are an important element of the NEOs’ competitive pay packages, that they serve important retention and motivation purposes and that such severance benefits, including generally requiring a release of claims against us as a condition to receiving any severance benefits, are best market practice and are in the best interest of the Company and its stockholders.

Severance Benefits

On March 17, 2021, we adopted an executive severance and change in control plan, or Severance Plan, for each of our executives with the title of vice president (or equivalent) or above, including all of our NEOs. Under the Severance Plan, if we terminate an executive other than for cause or if the executive resigns for good reason, each as defined in the Severance Plan, the executive will receive: (i) cash severance payments equal to 18 months of his or her annual base salary for our Chief Executive Officer, 15 months for our other chief executives (including the non-CEO NEOs and those chief executives with an additional title) and 9 months for our senior vice presidents and vice presidents; (ii) a pro rata portion of his or her bonus based on actual achievement of applicable metrics for the year; (iii) payment of COBRA premiums for continued medical coverage for up to 18 months for our Chief Executive Officer, 15 months for our other chief executives and 9 months for our senior vice presidents and vice presidents; and (iv) accelerated vesting on outstanding time-based stock options and restricted stock units that vest within 18 months for our Chief Executive Officer, 15 months for our other chief executives and 9 months for our senior vice presidents and vice presidents (any performance-based equity awards will only be accelerated according to the terms of such awards).

In the event an executive’s employment terminates without cause or the executive resigns for good reason and such termination occurs on or within 18 months following a Change in Control, as defined in the Severance Plan, he or she will receive: (i) cash severance payments equal to 18 months of his or her annual base salary for our Chief Executive Officer, 15 months for our other chief executives and 9 months for our senior vice presidents and vice presidents; (ii) a pro rata portion of his or her target bonus for the year; (iii) cash severance payments equal to his or her target bonus for the year multiplied by 1.5 for our Chief Executive Officer, 1.25 for our other chief executives and 0.75 for our senior vice presidents and vice presidents; (iv) payment of COBRA premiums for continued medical coverage for up to 18 months for our Chief Executive Officer, 15 months for our other chief executives and 9 months for our senior vice presidents and vice presidents; and (v) full accelerated vesting on all outstanding stock options and restricted stock units (any performance-based equity awards will only be accelerated according to the terms of such awards).

As a condition to receiving these severance benefits, the executive is required to execute a release of claims agreement in favor of us. The Severance Plan continues in effect for three years and shall automatically renew thereafter, unless we give notice of non-renewal prior to such renewal date. Although we have the right to amend or terminate the Severance Plan, we may not do so in any manner that diminishes any benefits being paid to an executive at the time of such amendment or termination.

Tax & Accounting Considerations

We take into account the tax effects of various forms of compensation and the potential for excise taxes to be imposed on our executive officers. There are various provisions of the Code that we consider in determining compensation, including the following:

Section 162(m). Section 162(m) imposes limitations on the deductibility for corporate federal income tax purposes of compensation in excess of $1 million paid to any person who has served as CEO, CFO and each of the three next most highly compensated executive officers of a public company. As a result, we expect that compensation awarded to our NEOs will not be deductible to the extent it is in excess of the $1 million threshold. In determining the form and amount of compensation for our NEOs, the compensation committee will continue to consider all elements of the cost of such compensation, including Section 162(m). While the compensation committee considers the deductibility of awards as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

Sections 280G and 4999. Any payment or benefit provided to executive officers in connection with a change-in-control transaction may be subject to an excise tax under Section 4999 of the Code. These payments also may not be eligible for a company tax deduction pursuant to Section 280G of the Code. If any of these payments or benefits are subject to the excise tax, they may be reduced to provide the individual with the best after-tax result. The individual will receive a reduced amount so that the excise tax is not triggered, or the individual will receive the full amount of the payments and benefits and then be liable for any excise tax. We have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.

We account for stock compensation in accordance with the authoritative guidance set forth in FASB ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors over the period during which the award recipient is required to perform services in exchange for the award. We determine both the grant date fair value and the service period based on applicable accounting standards. This calculation is performed for accounting purposes and reported in the compensation tables included in this proxy statement as applicable.

Additional Executive Compensation Practices, Policies and Procedures

Prohibition of Hedging and Pledging. We prohibit our NEOs (and other employees) and non-employee directors from engaging in hedging or monetization transactions involving our securities or contributing our securities to exchange funds that could be interpreted as having the effect of hedging in Company securities.

Compensation Policies and Practices as they relate to Risk Management

The Compensation Committee has reviewed our executive and employee compensation programs and does not believe that our compensation policies and practices encourage undue or inappropriate risk taking or create risks that are reasonably likely to have a material adverse effect on us. The reasons for the Compensation Committee’s determination include the following:

•
Long-term equity compensation programs are designed to reward executives and other participants for driving sustainable and profitable growth for shareholders.
•
Equity incentive awards for our executive officers have included different types of equity instruments, which helps to diversify the executive officers’ interests and limit excessive risk taking.
•
The vesting periods for our time-based equity awards are designed to encourage executives and other participants to focus on sustained stock price appreciation.
•
Our system of internal controls over financial reporting, standards of business conduct, and compliance programs reduce the likelihood of manipulation of our financial performance to enhance payments under our bonus and sales compensation plans.
•
Our Insider Trading Policy prohibits all employees from pledging stock, engaging in short sales, or hedging transactions involving our stock.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2022 and 2021.

Name and								Non-Equity
Principal						Option	Stock	Incentive Plan	All Other
Position	Year	Salary($)		Bonus($)		Awards($)(1)	Awards($)(1)	Compensation($)(2)	Compensation($)		Total($)
William J. Newell
Chief Executive	2022	662,500				948,972	1,017,165	402,000	8,267	(3)	3,038,904
Officer	2021	625,000				2,994,000	1,583,250	393,750	37,678	(3)	5,633,678
Trevor Hallam, Ph.D.
Chief Scientific	2022	512,500				297,268	318,630	257,500	139,500	(4)	1,525,339
Officer	2021	488,333				1,182,600	1,355,650	262,500	132,000	(4)	3,421,083
Jane Chung, RPh
Chief Commercial	2022	486,917		150,000	(6)	240,101	257,355	195,720	102,000	(8)	1,432,093
Officer	2021	188,021	(5)	300,000	(7)	2,043,200	1,377,750	199,500	145,003	(8)	4,253,474

(1)
The amounts reported in the “Option Awards” and “Stock Awards” columns represent the aggregate grant date fair value of such awards granted to our named executive officers during the years ended December 31, 2022 and 2021 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the aggregate grant date fair value of the stock options reported in this column are set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. The amounts reported in these columns reflect the accounting cost for these equity awards, and do not correspond to the actual economic value that may be received by our named executive officers from the equity awards.
(2)
The amounts reported in this column reflect cash bonuses awarded pursuant to the achievement of our 2022 and 2021 corporate objectives. For more information, see “Compensation Discussion and Analysis” included elsewhere in this Proxy Statement.
(3)
The amount represented additional health benefit coverage for Mr. Newell.
(4)
The amount includes travel and rental housing expenses paid to Dr. Hallam, whose residence is in Pennsylvania, in conjunction with his regular duties in our California facilities.
(5)
Ms. Chung joined the Company on August 9, 2021. The actual base salary paid disclosed in the Summary Compensation Table reflects the partial 2021 service period.
(6)
Represents the second and final installment of the one-time sign on bonus paid upon her completion of one-year of service as part of the employment terms needed to secure her employment as stipulated in her offer of employment.
(7)
Represents the first installment of the one-time sign on bonus paid to secure her employment as stipulated in her offer of employment.
(8)
The amount represents housing and relocation allowance paid to Ms. Chung.

Offer Letters with NEOs

We have entered into written employment agreements with each of our NEOs that set forth the terms of their employment, including initial base salaries and eligibility to earn a bonus, as well as standard confidentiality and invention assignment agreements. Each of our named executive officers is employed “at will.” The offer letters for Messrs. Newell and Hallam also included certain severance protections, which severance protections have been superseded by the Severance Plan described above in the section entitled “—Employment Agreement and Severance and Change in Control Benefits –Severance Benefits.”

Mr. Newell’s Employment Offer Letter

Mr. Newell is party to an offer letter with us dated December 29, 2008 pursuant to which he serves as our Chief Executive Officer. The terms and conditions of his offer letter provide for an annual base salary, and eligibility for an annual bonus, health insurance and other benefits, all subject to adjustment from time to time. Mr. Newell is an at-will employee.

Dr. Hallam’s Employment Offer Letter

Dr. Hallam is party to an offer letter with us dated November 12, 2010 pursuant to which he serves as our Chief Scientific Officer. The terms and conditions of his offer letter provide for an annual base salary and eligibility for an annual bonus, health insurance and other benefits, all subject to adjustment from time to time. Dr. Hallam is an at-will employee.

Ms. Chung’s Employment Offer Letter

Ms. Chung is party to an offer letter with us dated May 23, 2021 (effective August 1, 2021) pursuant to which she serves as our Chief Commercial Officer. The terms and conditions of her offer letter provide for an annual base salary, eligibility for an annual bonus, health insurance and other benefits, all subject to adjustment from time to time. Ms. Chung is an at-will employee.

Ms. Chung’s offer letter also provides that she will be a participant in our Severance Plan and that she will receive a sign-on bonus of $300,000 (paid in 2021) intended to offset certain amounts repayable to Ms. Chung’s prior employer and that she will be provided with an additional bonus of $150,000 upon her completion of one-year of service paid in 2022, both of which must be repaid in full if Ms. Chung terminates her employment prior to the second anniversary of her employment with us. These benefits were individually negotiated with Ms. Chung and were provided because they were deemed necessary to induce her to leave her previous employer and begin employment with us. They are not part of Ms. Chung’s 2023 and ongoing compensation program.

The Compensation Committee believes that having our Chief Commercial Officer present at our company headquarters is vital to ensuring integration and alignment on day-to-day strategy. In order to incentivize Ms. Chung to relocate to the San Francisco Bay Area, the offer letter provided her with a monthly housing stipend of $8,500 per month for her first two years of employment and $6,500 per month for her second two years of employment.

2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and restricted stock units held as of December 31, 2022.

	Option Awards						Stock Awards
									Number	Market
									of Units	Value of
			Number of	Number of					of Stock	Units of
			Securities	Securities					That	Stock
			Underlying	Underlying	Option				Have	That
			Unexercised	Unexercised	Exercise	Option			Not	Have Not
	Grant		Options (#)	Options (#)	Price	Expiration	Grant		Vested	Vested
Name	Date		Exercisable	Unexercisable	($)	Date	Date		(#)	($)
William J. Newell
	3/4/2022	(1) (3)	-	10,377	8.17	3/3/2032	03/04/22	(1)(4)	124,500	1,017,165
	3/4/2022	(1) (3)	31,125	124,498	8.17	3/3/2032
	3/5/2021	(1) (3)	-	8,228	21.11	3/4/2031	3/5/2021	(1)(4)	56,250	1,187,438
	3/5/2021	(1) (3)	87,500	104,272	21.11	3/4/2031
	1/29/2020	(1)(3)	-	2,914	10.09	1/28/2030	1/29/2020	(1)(4)	27,500	277,475
	1/29/2020	(1)(3)	91,145	30,941	10.09	1/28/2030
	1/29/2019	(1)(3)	-	9,271	10.45	1/28/2029
	1/29/2019	(1)(3)	435,729	-	10.45	1/28/2029
	9/26/2018	(1)(3)	33,330	-	15.00	9/25/2028
	9/26/2018	(1)(3)	421,215	-	15.00	9/25/2028
	9/28/2015	(2)	8,347	-	11.98	9/27/2025
	9/28/2015	(2)	50,717	-	11.98	9/27/2025
	9/28/2015	(2)	13,774	-	11.98	9/27/2025

Trevor Hallam, Ph.D.
	3/4/2022	(1)(3)	-	3,252	8.17	3/3/2032	03/04/22	(1)(4)	39,000	318,630
	3/4/2022	(1)(3)	9,750	38,998	8.17	3/3/2032
	4/16/2021	(1)(3)	-	1,041	20.01	4/15/2031	04/16/21	(1)(4)	11,250	225,113
	4/16/2021	(1)(3)	8,333	10,626	20.01	4/15/2031
	3/5/2021	(1)(3)	26,250	25,737	21.11	3/4/2031	03/05/21	(1)(4)	37,500	791,625
	3/5/2021	(1)(3)	-	8,013	21.11	3/4/2031
	1/29/2020	(1)(3)	-	9,875	10.09	1/28/2030	01/29/20	(1)(4)	10,500	105,945
	1/29/2020	(1)(3)	34,635	2,990	10.09	1/28/2030
	1/29/2019	(1)(3)	-	990	10.45	1/28/2029
	1/29/2019	(1)(3)	46,510	-	10.45	1/28/2029
	9/26/2018	(1)(3)	33,330	-	15.00	9/25/2028
	9/26/2018	(1)(3)	165,017	-	15.00	9/25/2028
	9/28/2015	(2)	7,579	-	11.98	9/27/2025
	9/28/2015	(2)	10,331	-	11.98	9/27/2025

	9/28/2015	(2)	8,219	-	11.98	9/27/2025
	9/28/2015	(2)	7,207	-	11.98	9/27/2025
	2/27/2014	(2)	15,631	-	5.81	2/26/2024
	2/27/2014	(2)	9,152	-	5.81	2/26/2024
	2/14/2013	(2)	6,343	-	5.81	2/13/2023

Jane Chung, RPh
	3/4/2022	(1)(3)	7,875	34,125	8.17	3/3/2032	3/4/2022	(1)(4)	31,500	257,355
	8/9/2021	(5)(3)	53,333	106,667	18.37	8/8/2031	08/09/21	(5)(4)	56,250	1,033,313

(1)
Equity award was granted under our 2018 Equity Incentive Plan.
(2)
Equity award was granted under our 2004 Stock Plan.
(3)
1/48th of the option vests on each monthly anniversary of the vesting commencement date, subject to the executive’s continued service other than with respect to Ms. Chung's grant awarded in 2021, who received her stock option grant under 2021 Equity Inducement Plan upon joining us and which vests with respect to 25% of the shares subject to the options on the first anniversary of the grant date, and the remainder of the shares vesting monthly over the following three years in equal installments.
(4)
1/4th of the RSUs vests on each annual anniversary of the vesting commencement date, subject to the executive’s continued service.
(5)
Equity award was granted under our 2021 Equity Inducement Plan.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other NEOs (“Other NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs; these amounts reflect the Summary Compensation Table total with certain adjustments as described in the following table and footnotes.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Paid to Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(1)(2)	Value of Initial $100 Investment Based on Sutro TSR	Net Income ($M)
2022	$3,038,904	$(307,003)	$1,478,746	$93,104	$37	$(119)
2021	5,633,678	1,560,958	3,100,959	1,606,202	69	(106)

(1) To calculate Compensation Actually Paid (CAP), the following amounts were deducted from and added to the applicable SCT total compensation:

		CEO
		2021	2022
	Summary Compensation Table Total	$5,633,678	$3,038,904
Less:	Grant Date Fair Value of Stock and Option Awards in the Covered Year	-$4,577,250	-1,966,137
Plus:	Fair Value at Year-End of Unvested Stock and Option Awards Granted in the Covered Year*	+2,613,398	+1,781,675
Plus:	Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year*	+507,574	+131,820
	Change in Fair Value of Unvested Stock and Option Awards Granted in Prior Years*	-2,008,107	-1,382,023
	Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year*	-608,336	-1,911,241
=	Compensation Actually Paid	$1,560,958	-$307,003

		Average of Other NEOs
		2021	2022
	Summary Compensation Table Total	$3,100,959	$1,478,746
Less:	Grant Date Fair Value of Stock and Option Awards in the Covered Year	-2,350,063	-556,677
Plus:	Fair Value at Year-End of Unvested Stock and Option Awards Granted in the Covered Year*	+1,583,590	+527,096
Plus:	Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year*	+80,182	+20,646
	Change in Fair Value of Unvested Stock and Option Awards Granted in Prior Years*	-404,476	-858,416
	Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year*	-403,989	-518,291
=	Compensation Actually Paid	$1,606,202	$93,104

* All stock option valuations included in "Compensation Actually Paid" values were performed using the Black-Scholes option pricing model in a manner generally consistent with the process used to determine stock option grant date fair values under FASB ASC Topic 718 (refer to our annual report for additional detail). All stock award valuations included in "Compensation Actually Paid" values were performed using closing share prices of the Company's common stock.

(2) The other NEOs in each covered year were as follows:

2022 - Trevor Hallam, Jane Chung; 2021 - Trevor Hallam, Edward Albini, Jane Chung, Arturo Molina.

The relationship between Compensation Actually Paid (CAP) and the financial performance elements reflected in the above Pay versus Performance table are described in the below charts:

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	10,685,705(2)	$12.70	1,647,218
Equity compensation plans not approved by security holders	711,000(4)	12.19	760,483(5)
Total	11,396,705	$12.67	2,407,701

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of restricted stock units (RSUs), since RSUs have no exercise price.
(2)
Includes our 2004 Stock Plan and our 2018 Equity Incentive Plan (2018 EIP). Excludes purchase rights accruing under our 2018 Employee Stock Purchase Plan (2018 ESPP).
(3)
There are no shares of common stock available for issuance under our 2004 Plan, but the plan will continue to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2004 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally become available for future grant and issuance under our 2018 EIP. In addition, this includes 781,223 shares of common stock that remain available for grant under our 2018 EIP and 865,995 shares of common stock that remain available for purchase under the 2018 ESPP. Additionally, the number of shares reserved for issuance under our 2018 EIP will increase automatically on January 1 of each of 2019 through 2028 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board of Directors. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2018 EIP increased by 2,874,977, 2,316,303, 2,287,605 and 1,154,948 shares, respectively, on January 1, 2023, 2022, 2021 and 2020. Similarly, the number of shares reserved for issuance under our 2018 ESPP will increase automatically on January 1 of each of 2019 through 2028 by the number of shares equal to the lesser of 1% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number of shares as may be determined by our Board of Directors. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2018 ESPP increased by 574,995, 463,260, 457,521 and 230,989 shares, respectively, on January 1, 2023, 2022, 2021 and 2020.
(4)
Includes our 2021 Equity Inducement Plan, as amended.
(5)
Reflects shares of common stock that remain available for grant under our 2021 Equity Inducement Plan.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are including in this proxy statement the opportunity for our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote. We are requesting that stockholders vote, in an advisory capacity, on our named executive officer compensation as disclosed in the “Executive Compensation” section of this proxy statement at the Annual Meeting.

We strongly encourage stockholders to review the information contained in the “Executive Compensation—Compensation Disclosure” section of this proxy statement for additional details on our compensation of our Named Executive Officers, including our compensation philosophy and objectives, as well as the processes the Compensation Committee used to determine the structure and amounts of the compensation of our Named Executive Officers. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. We are asking you to indicate your support for the compensation of our Named Executive Officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”

While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3

PROPOSAL NO. 4

APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

Section 102(b)(7) of the General Corporation Law of the State of Delaware was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

Our Board of Directors believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.

The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our Board of Directors believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our Board of Directors has unanimously approved the Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A, and recommends that our stockholders vote “FOR” the proposed amendment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 4.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From January 1, 2021 to the present, there have been no transactions, and there are currently no proposed transactions, in which the amount involved exceeds $120,000 to which we or any of our subsidiaries was (or is to be) a party and in which any director, director nominee, executive officer, holder of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had (or will have) a direct or indirect material interest, except for payments set forth under “Proposal No. 1 Election of Class II Directors” and “Executive Compensation” above.

Policies and Procedures for Related-Person Transactions

Our Board of Directors has adopted a written related-person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a Committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our Amended and Restated Bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Sutro Biopharma, Inc., 111 Oyster Point Boulevard, South San Francisco, California, 94080.

To be timely for our company’s annual meeting of stockholders to be held in 2024 (2024 Annual Meeting), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 8, 2024, and not later than the close of business on March 9, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our Amended and Restated Bylaws. However, if the date of the 2024 Annual Meeting is more than 30 days before or more than 70 days after the one-year anniversary of the date of our 2023 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 120th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. To comply with our Amended and Restated Bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for 2024 Annual Meeting must ensure that our Corporate Secretary receives written notice that sets forth all information required by our Amended and Restated Bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 Annual Meeting must be received by us not later than December 29, 2023, in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our Amended and Restated Bylaws.

Available Information

The Annual Report on Form 10-K is also available at https://ir.sutrobio.com/.

“Householding” – Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of our Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, either by calling toll-free (800) 937-5449, or by writing to American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Sutro Biopharma, Inc., 111 Oyster Point Boulevard, South San Francisco, California, 94080, Attn: Investor Relations, or call Annie Chang, Vice President, Investor Relations, at (650) 801-5728.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

Proposed Amended and Restated Certificate of Incorporation

SUTRO BIOPHARMA, INC.

RESTATED CERTIFICATE OF INCORPORATION

Sutro Biopharma, Inc., a Delaware corporation, hereby certifies as follows:

1. The name of the corporation is Sutro Biopharma, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State was April 21, 2003, under the name Fundamental Applied Biology, Inc.

2. The Restated Certificate of Incorporation of the corporation attached hereto as Exhibit “A”, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of the corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated:

SUTRO BIOPHARMA, INC.

By:

Name:

Title:

EXHIBIT “A”

SUTRO BIOPHARMA, INC.

RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Sutro Biopharma, Inc. (the “Corporation”).

ARTICLE II
AGENT FOR SERVICE OF PROCESS

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV
AUTHORIZED STOCK

1.
Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is Three Hundred Ten Million (310,000,000) shares, consisting of two classes: Three Hundred Million (300,000,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
2.
Designation of Additional Series.
2.1
The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and, except where otherwise provided in the applicable Certificate of Designation, to thereafter increase (but not above the total number of authorized shares of the Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of two-thirds of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation; provided, however, that if two-thirds of the Whole Board (as defined below) has approved such increase or decrease of the number of authorized shares of Preferred Stock, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock (unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation), shall be required to effect such increase or decrease. For purposes of this Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, including pursuant the terms of any Certificate of Designation designating a series of Preferred Stock, this “Certificate of Incorporation”), the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
2.2
Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, any series of Preferred Stock or any future class or series of capital stock of the Corporation.
2.3
Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).

ARTICLE V
AMENDMENT OF BYLAWS

The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws; provided further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by the Board and submitted to the stockholders for adoption thereby, if two-thirds of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.

ARTICLE VI
MATTERS RELATING TO THE BOARD OF DIRECTORS

1.
Director Powers. Except as otherwise provided by the General Corporation Law or this Certificate of Incorporation, the conduct of the affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by applicable law or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
2.
Number of Directors. Subject to the special rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3.
Classified Board. Subject to the special rights of the holders of one or more series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the

“Classified Board”). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. The number of directors in each class shall be divided as nearly equal as reasonably possible. At each annual meeting of stockholders, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election.
4.
Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted in the Bylaws. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class. No decrease in the authorized number of directors constituting the Whole Board shall shorten the term of any incumbent director.
5.
Board Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal.
6.
Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.

ARTICLE VII
DIRECTOR AND OFFICER LIABILITY

1.
Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or an officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or an officer, then the liability of a director of the Corporation or an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.
Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation or an officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE VIII
MATTERS RELATING TO STOCKHOLDERS

1.
No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting.
2.
Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director (as defined in the

Bylaws), the President, or the Board acting pursuant to a resolution adopted by a majority of the Whole Board and may not be called by any other person or persons.
3.
Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

ARTICLE IX
CHOICE OF FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine. The provision would not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

If any provision of this Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Certificate of Incorporation shall be enforceable in accordance with its terms.

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article X or Article V, Article VI, Article VII or Article VIII; provided, further, that if two-thirds of the Whole Board has approved such amendment or repeal of any provisions of this Certificate of Incorporation, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law of by this Certificate of Incorporation), shall be required to amend or repeal such provisions of this Certificate of Incorporation.

SUTRO BIOPHARMA SUTRO BIOPHARMA, INC. 111 OYSTER POINT BOULEVARD SOUTH SAN FRANCISCO, CALIFORNIA 94080 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/07/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STRO2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/07/2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) William J. Newell 02) Connie Matsui 03) James Panek The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 4. To approve the amendment and restatement of our restated certificate of incorporation to permit the exculpation of our officers from personal liability for certain breaches of the duty of care. NOTE: Such other business as may properly come before the meeting or any adjournment thereof Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000609047_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com SUTRO BIOPHARMA, INC. Annual Meeting of Shareholders June 8, 2023 12:00 PM PT This proxy is solicited by the Board of Directors The undersigned hereby appoints William J. Newell and Edward C. Albini, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of SUTRO BIOPHARMA, INC., to be held on June 8, 2023, via a live webcast at www.virtualshareholdermeeting.com/STRO2023, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. Continued and to be signed on reverse side 0000609047_2 R1.0.0.6